UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 22, 2005



                   iMedia International, Inc.
_____________________________________________________________________________
      (Exact name of registrant as specified in its charter)

    Delaware                       000-50159                  84-1424696
_____________________________________________________________________________
 (State or other jurisdiction  (Commission File Number)   (IRS Employer
Identification No.)                                   of incorporation)

   1721 Twenty First Street, Santa Monica, California     90404
_____________________________________________________________________________
  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:   (310) 453-4499


_____________________________________________________________________________
  (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management, as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement.

On August 22, 2005, iMedia International, Inc. (the "Registrant") entered into a Purchase Agreement with several accredited investors (the "Purchasers") pursuant to which the Registrant agreed to sell, and the Purchasers agreed to purchase, $4,920,000 in shares of Series B 6% Convertible Preferred Stock (the "Preferred Stock") and warrants (the "Warrants") to purchase up to 14,760,000 shares of common stock. The Warrants are exercisable for five years at $0.60 per share.

A portion of the proceeds will be used to pay the fees incurred in connection with the transactions described herein, including commissions paid to the Company's placement agents, and legal fees for the preparation offering documents and filing of the registration statement. The remaining net proceeds will be used for marketing, general and administrative expenses and working capital purposes, including but not limited to consulting, payroll, and sales costs.

The Registrant has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the Preferred Stock and the shares issuable upon exercise of the Warrants (the "Registration Statement").

As long as there is Preferred Stock outstanding, the Purchasers will have a right to participate in any future financings in which debt or equity securities are issued.

This summary description of the financing described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that are filed as Exhibits hereto.


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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On August 22, 2005, the Registrant issued to Purchasers 4,920 shares of Preferred Stock convertible into 4,920,000 shares of common stock and the Warrants to purchase up to 14,760,000 shares of common stock. The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Rule 506 insofar as: (1) each of the investors was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d);
(3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 3.03 Material Modification to Rights of Security Holders.

The Registrant has filed a Certificate of Designation with the Secretary of State of the State of Delaware authorizing the creation and establishing the terms of the Preferred Stock. Holders of the Preferred Stock are entitled to certain preferences over the holders of the Registrant's common shares as described in "Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year."


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

The following is a brief description and a summary of the principal terms, rights and obligations of the Preferred Stock sold under the Purchase Agreement. The following summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation filed as an exhibit hereto.

DIVIDENDS. Holders of the Preferred Stock shall be entitled to receive cumulative dividends based on the stated value of $1,000 per share of Preferred Stock at the rate of 6% per annum until the fourth anniversary of the Original Issue Date, 9% per annum from the fourth anniversary of the Original Issue Date until the fifth anniversary of the Original Issue Date and 14% from the fifth anniversary of the Original Issue Date until the Preferred Stock is no longer outstanding. Dividends will be payable quarterly on March 1, June 1, September 1 and December 1, with the first payment due on December 1.

VOTING RIGHTS. Except as otherwise required by law, a holder of shares of Preferred Stock does not have the right to vote on matters that come before the Registrant's stockholders. However, the Registrant may not authorize or create any class of stock ranking senior to, or otherwise pari passu with, the Preferred Stock with respect to dividends, redemption or distribution of assets upon a liquidation.


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LIQUIDATION PREFERENCE. In the event of a dissolution or winding up of the
Registrant, each holder of the Preferred Stock is entitled to a liquidation preference of $1,000 per share of Preferred Stock held plus any declared but unpaid dividends on such share, after distribution or payment to the holders of the Registrant's Series A 6% Convertible Preferred Stock and prior to any payment to the holders of Registrant's common stock or any other stock of Registrant ranking junior to the Preferred Stock with regard to any distribution of assets upon liquidation, dissolution or winding up of the Registrant.

CONVERSION. Shares of Preferred Stock may, at the option of the holder, be converted at any time or from time to time into shares of common stock at the initial conversion price of $0.40 per share, subject to adjustment; provided, that a holder of Preferred Stock may at any given time convert only up to that number of shares of Preferred Stock so that, upon conversion, the aggregate beneficial ownership of the common stock of such holder and all persons affiliated with such holder is does not exceed 4.99% of the then outstanding common stock. The number of shares into which one share of Series B Stock shall be convertible shall be determined by dividing $1,000 by the then existing conversion price.

The conversion price may be reduced if the Registrant sells common stock or other securities convertible into or exercisable for common stock at a per share price, exercise price or conversion price lower than the conversion price then in effect (other than in connection with an acquisition of the securities, assets or business of another company, joint ventures and employee stock options).

FORCED CONVERSION. If the shares underlying the Preferred Stock are registered and the Registrant's stock price trades above $1.25 for a period of thirty consecutive days with average daily volume for 20 consecutive days of 100,000 shares per day the Registrant may force the holders of Preferred Stock to convert into Common Stock.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c))  Exhibits.

Exhibit
No.        Document
----- ----------------------------------------------------------------------

 4.1  Certificate of Designation of Series B 6% Convertible Preferred Stock.
10.1 Form of Purchase Agreement, dated as of August 22, 2005, between iMedia International, Inc., and the Purchaser named therein.
10.2 Registration Rights Agreement, dated as of August 22, 2005, between iMedia International, Inc., and the Purchasers under the Purchase Agreement.
10.3  Form of Warrant.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2005               iMEDIA INTERNATIONAL, INC.


                                    By: /s/ FRANKLIN H. UNRUH
                                    ---------------------------------
                                    Franklin H. Unruh,
                                    Chief Financial Officer